EXHIBIT 21.1
SUBSIDIARY LIST
Amarillo Motors-C, Ltd.,
a Texas limited partnership
dba
Gene Messer Cadillac
Gene Messer Mitsubishi
Amarillo Motors-F, Ltd.,
a Texas limited partnership
dba
Gene Messer Ford of Amarillo
Gene Messer Ford, Lincoln Mercury and Mazda of Amarillo Gene Messer Mazda
Gene Messer Ford Lincoln Mercury
Gene Messer Mazda
Amarillo Motors-J, Ltd.,
a Texas limited partnership
dba
Gene Messer Jeep
Gene Messer Chrysler
Gene Messer Chrysler Jeep
Amarillo Motors-SM, Ltd.,
a Texas limited partnership
dba
Gene Messer Mitsubishi of Amarillo
Bob Howard Automotive-East, Inc.,
an Oklahoma corporation
dba
South Pointe Chevrolet
Bob Howard Chevrolet, Inc.,
an Oklahoma corporation
dba
Bob Howard Subaru
Bob Howard Chevrolet-Geo
Howard Chevrolet
Bob Howard Dodge, Inc.,
an Oklahoma corporation
Bob Howard Motors, Inc.,
an Oklahoma corporation
dba
Bob Howard Toyota
Bob Howard Scion
Bob Howard Nissan, Inc.,
an Oklahoma corporation

Bohn-DC, LLC,
a Delaware limited liability company
dba
Don Bohn Dodge
Bohn-FII, LLC,
a Delaware limited liability company
dba
Bohn Ford
Bohn Holdings-DC, Inc.,
a Delaware corporation
Bohn Holdings-F, Inc.,
a Delaware corporation
Bohn Holdings-GM, Inc.,
a Delaware corporation
Bohn Holdings-S, Inc.,
a Delaware corporation
Casa Chevrolet Inc.,
a New Mexico corporation
dba
Casa Chevrolet at Lomas & Louisiana
Casa Chrysler Plymouth Jeep Inc.,
a New Mexico corporation
dba
Casa Chrysler Jeep on the Westside
Casa Mitsubishi
Chaperral Dodge, Ltd.,
a Texas limited partnership
dba
Dallas Dodge Chrysler Jeep
Courtesy Ford, LLC,
a Delaware limited liability company
dba
World Ford Kendall
Danvers-DCII, Inc.,
a Delaware corporation
dba
Ira Dodge-Medford
Danvers-DCIII, Inc.,
a Delaware corporation
dba
Ira Chrysler Jeep Dodge

Danvers-N, Inc.,
a Delaware corporation
dba
Ira Nissan Tewksbury
Danvers-NII, Inc.,
a Delaware corporation
dba
Ira Nissan Woburn
Danvers-S, Inc.,
a Delaware corporation
dba
Ira Mazda-Isuzu
Ira Mazda
Ira Porsche
Ira Audi
Danvers-SB, Inc.,
a Delaware corporation
dba
Ira BMW of Stratham
BMW of Stratham
Danvers-SU, LLC,
a Delaware limited liability company
dba
Ira Subaru
Danvers-T, Inc.,
a Delaware corporation
dba
Ira Toyota
Ira Scion
Danvers-TII, Inc.,
a Delaware corporation
dba
Ira Toyota II
Danvers-TIII, Inc.,
a Delaware corporation
dba
Ira Toyota III
Ira Scion III
Danvers-TL, Inc.,
a Delaware corporation
dba
Ira Lexus
Delaware Acquisition-DC, LLC,
a Delaware limited liability company
Delaware Acquisition-F, LLC,
a Delaware limited liability company

Delaware Acquisition-GM, LLC,
a Delaware limited liability company
Delaware Acquisition-N, LLC,
a Delaware limited liability company
Delaware Acquisition-T, LLC,
a Delaware limited liability company
FMM, Inc.,
a California corporation
dba
Miller Toyota
Miller Scion
GPI, Ltd.,
a Texas limited partnership
GPI NH-T, Inc.,
a Delaware corporation
dba
Ira Lexus of Manchester
Ira Scion of Manchester
Ira Toyota of Manchester
GPI NH-TL, Inc.,
a Delaware corporation
GPI SAC-T, Inc.,
a Delaware corporation
dba
Folsom Lake Toyota
Folsom Lake Scion
Folsom Lake Used Car Outlet
GPI SAC-SK, Inc.,
a Delaware corporation
dba
Folsom Lake Kia
GPI SD-DC, Inc.,
a Delaware corporation
dba
Rancho Chrysler Jeep Dodge
Rancho Chrysler
Rancho Jeep
Rancho Dodge
GPI SD-Imports, Inc.,
a Delaware corporation
dba
Rancho Kia
Rancho Subaru
Rancho Hyundai
Rancho Isuzu
a Delaware corporation

GPI Atlanta-F, Inc.,
a Georgia corporation
dba
Stone Mountain Ford
GPI Atlanta-FLM, Inc.,
a Delaware corporation
dba
Snellville Lincoln Mercury
GPI Atlanta-FLM II, Inc.,
a Delaware corporation
dba
Alpharetta Lincoln Mercury
GPI Atlanta-T, Inc.,
a Delaware corporation
dba
World Toyota
World Toyota Collision & Glass Center
World Scion
Group 1 Associates, Inc.,
a Delaware corporation
Group 1 Associates Holdings, LLC,
a Delaware limited liability company
Group 1 Funding, Inc.,
a Delaware corporation
Group 1 Realty, Inc.,
a Delaware corporation
Group 1 Automotive Reinsurance, Ltd.,
a Nevis Islands company
Group 1 Automotive Reinsurance TWO, Ltd.,
a Nevis Islands company
Group 1 Holdings-DC, LLC,
a Delaware limited liability company
Group 1 Holdings-F, LLC,
a Delaware limited liability company
Group 1 Holdings-GM, LLC,
a Delaware limited liability company
Group 1 Holdings-H, LLC,
a Delaware limited liability company
Group 1 Holdings-N, LLC,
a Delaware limited liability company

Group 1 Holdings-S, LLC,
a Delaware limited liability company
Group 1 Holdings-T, LLC,
a Delaware limited liability company
Group 1 FL Holdings, Inc.,
a Delaware corporation
Group 1 LP Interests-DC, Inc.,
a Delaware corporation
Group 1 LP Interests-F, Inc.,
a Delaware corporation
Group 1 LP Interests-GM, Inc.,
a Delaware corporation
Group 1 LP Interests-H, Inc.,
a Delaware corporation
Group 1 LP Interests-N, Inc.,
a Delaware corporation
Group 1 LP Interests-S, Inc.,
a Delaware corporation
Group 1 LP Interests-T, Inc.,
a Delaware corporation
Gulf Breeze Ford, LLC,
a Delaware limited liability company
dba
Gulf Breeze Ford
Harvey-FLM, LLC,
a Delaware limited liability company
dba
Don Bohn Lincoln Mercury
Harvey Ford, LLC,
a Delaware limited liability company
dba
Don Bohn Ford
Don Bohn Used Cars
Harvey GM, LLC,
a Delaware limited liability company
dba
Don Bohn Buick, Pontiac GMC
Don Bohn Used Cars

Harvey Operations-T, LLC,
a Delaware limited liability company
dba
Bohn Brothers Toyota
Bohn Brothers Scion
Harvey-SM, LLC,
a Delaware limited liability company
Harvey-T, Inc.,
a Delaware corporation
Howard Pontiac-GMC, Inc.,
an Oklahoma corporation
dba
Bob Howard Automall
Howard-DCII, Inc.,
a Delaware corporation
dba
Crown Auto World
Crown Jeep
Bob Howard Crown Jeep
Bob Howard Crown Chrysler Jeep
Howard-DCIII, LLC,
a Delaware limited liability company
dba
Bob Howard Downtown Dodge
Howard-FLMII, Inc.,
a Delaware corporation
Howard Ford, Inc.,
a Delaware corporation
dba
Bob Howard Lincoln-Mercury
Bob Howard Ford Lincoln-Mercury
Bob Howard Downtown Lincoln-Mercury
Bob Howard Downtown Ford
Lincoln Mercury of Oklahoma City
Howard-GM, Inc.,
a Delaware corporation
dba
Bob Howard Pontiac
Bob Howard GMC Truck
Howard-GM II, Inc.,
a Delaware corporation
dba
Smicklas Chevrolet

Howard-GMIII, Inc.,
a Delaware corporation
dba
Crown Buick
Bob Howard Crown Buick
Howard-H, Inc.,
a Delaware corporation
dba
Bob Howard Honda
Howard-HA, Inc.,
a Delaware corporation
dba
Bob Howard Acura
Howard-SB, Inc.,
a Delaware corporation
dba
Crown BMW
Howard-SI, Inc.,
a Delaware corporation
Ira Automotive Group, LLC,
a Delaware limited liability company
Jim Tidwell Ford, Inc.,
a Delaware corporation
dba
Jim Tidwell Ford
Group 1 Atlanta
Group 1 Automotive – Southeast Region
Key Ford, LLC,
a Delaware limited liability company
dba
World Ford Pensacola
Koons Ford, LLC,
a Delaware limited liability company
dba
World Ford Pembroke Pines
Kutz-N, Ltd.,
a Texas limited partnership
dba
Courtesy Nissan
Lubbock Motors, Ltd.,
a Texas limited partnership
dba
The Credit Connection
The Credit Connection of Amarillo

Lubbock Motors-F, Ltd.,
a Texas limited partnership
dba
Gene Messer Ford
The Credit Connection
Gene Messer Value Lot
Gene Messer Value Lot Wolfforth
Lubbock Motors-GM, Ltd.,
a Texas limited partnership
dba
Shamrock Chevrolet
Lubbock Motors-S, Ltd.,
a Texas limited partnership
dba
Gene Messer Mitsubishi
Gene Messer Volkswagen
Lubbock Motors-SH, Ltd.,
a Texas limited partnership
dba
Gene Messer Hyundai
Gene Messer Kia
Lubbock Motors-T, Ltd.,
a Texas limited partnership
dba
Gene Messer Toyota
Gene Messer Scion
Luby Chevrolet Co.
a Delaware corporation
Maxwell Chrysler Dodge Jeep, Ltd.,
a Texas limited partnership
dba
Maxwell Superstore
Maxwell Country
Maxwell Ford, Ltd.,
a Texas limited partnership
dba
Maxwell Ford
Maxwell Ford Supercenter
Maxwell-G, Ltd.,
a Texas limited partnership
dba
Maxwell Pontiac GMC Truck
Maxwell-GMII, Ltd.,
a Texas limited partnership
dba
Freedom Chevrolet

Maxwell-N, Ltd.,
a Texas limited partnership
dba
Maxwell Town Nissan North
Maxwell Nissan Supercenter
Maxwell-NII, Ltd.,
a Texas limited partnership
dba
Maxwell Round Rock Nissan
McCall-H, Ltd.,
a Texas limited partnership
dba
Sterling McCall Honda of Kingwood
Sterling McCall Honda
McCall-HA, Ltd.,
a Texas limited partnership
dba
Sterling McCall Acura
Acura Southwest
McCall-N, Ltd.,
a Texas limited partnership
dba
Sterling McCall Nissan
McCall-SB, Ltd.,
a Texas limited partnership
dba
Advantage BMW
BMW of Clear Lake
Advantage BMW of Clear Lake
McCall-SL, Ltd.,
a Texas limited partnership
McCall-T, Ltd.,
a Texas limited partnership
dba
Sterling McCall Toyota
Sterling McCall Scion
McCall-TII, Ltd.,
a Texas limited partnership
dba
Fort Bend Toyota
Fort Bend Scion
McCall-TL, Ltd.,
a Texas limited partnership
dba
Sterling McCall Lexus
Lexus of Clear Lake

Mike Smith Autoplex, Inc.,
a Texas corporation
dba
Mike Smith Dodge
Mike Smith Autoplex Mercedes Benz
Mike Smith Autoplex — German Imports, Inc.,
Mike Smith Motors
Mike Smith Cadillac
Mike Smith Pontiac
Mike Smith GMC Truck
Mike Smith Autoplex Buick
Mike Smith Autoplaza, Inc.,
a Texas corporation
dba
Mike Smith Nissan
Mike Smith Honda
BMW of Beaumont
Mike Smith BMW
Mike Smith Automotive-H, Inc.,
a Delaware corporation
Mike Smith Automotive-N, Inc.,
a Texas corporation
Mike Smith Autoplex Buick, Inc.,
a Texas corporation
Mike Smith Autoplex Dodge, Inc.,
a Texas corporation
dba
Mike Smith Chrysler Jeep Dodge
Mike Smith Dodge
Mike Smith Autoplex-German Imports, Inc.,
a Texas corporation
Mike Smith GM, Inc.,
a Delaware corporation
Mike Smith Motors, Inc.,
a Texas corporation
Mike Smith Imports, Inc.,
a Texas corporation
dba
BMW of Beaumont
Mike Smith BMW
Millbro, Inc.,
a California corporation
dba
Miller Honda of Culver City

Miller Automotive Group, Inc.,
a California corporation
Miller-DM, Inc.,
a Delaware corporation
dba
Beverly Hills, Ltd.,
Mercedes Benz of Beverly Hills
Miller Family Company, Inc.,
a California corporation
dba
Miller Honda — Van Nuys
Miller Imports, Inc.,
a California corporation
dba
Miller Mitsubishi
Miller Infiniti, Inc.,
a California corporation
Miller Nissan, Inc.,
a California corporation
dba
Miller Nissan — Van Nuys
Miller-NII, Inc.,
a Delaware corporation
Miller-SH, Inc.,
a Delaware corporation
dba
Miller Hyundai
NJ-DM, Inc.,
a Delaware corporation
dba
David Michael Motor Cars of Freehold
NJ-H, Inc.,
a Delaware corporation
dba
David Michael Honda of Freehold
NJ-SV, Inc.,
a Delaware corporation
dba
David Michael Volkswagen of Freehold
NY-FV, Inc.,
a Delaware corporation
dba
Hassel Volvo
Hassel Volvo Glen Cove
Hassel Auto Group

NY-FVII, Inc.,
a Delaware corporation
dba
Hassel Volvo
Hassel Volvo Huntington
Hassel Auto Group
NY-H, Inc.,
a Delaware corporation
NY-HA, Inc.,
a Delaware corporation
NY-SB, Inc.,
a Delaware corporation
dba
Hassel BMW
Hassel MINI
Hassel Auto Group
NY-SBII, Inc.,
a Delaware corporation
dba
BMW of the Hamptons
MINI of the Hamptons
Perimeter Ford, Inc.,
a Delaware corporation
dba
Sandy Springs Ford
Prestige Chrysler Northwest, Ltd.,
a Texas limited partnership
dba
Maxwell Dodge
Maxwell Automotive Group
Maxwell Dodge Supercenter
Prestige Chrysler South, Ltd.,
a Texas limited partnership
dba
Maxwell Chrysler South
Maxwell South
Rockwall Automotive-DCD, Ltd.,
a Texas limited partnership
dba
Rockwall Chrysler Jeep Dodge
Rockwall Dodge
Rockwall Automotive-F, Ltd.,
a Texas limited partnership
dba
Rockwall Ford-Mercury

SMC Investment, Inc.,
a Texas corporation
Sunshine Buick Pontiac GMC Truck, Inc.,
a New Mexico corporation
dba
Casa Buick Pontiac GMC on San Mateo
West Central Management Co., Ltd.,
a Texas limited partnership